Exhibit 10.11

AMENDMENT NO. 7 TO ABL CREDIT AGREEMENT

THIS AMENDMENT NO. 7 TO ABL CREDIT AGREEMENT (this “Seventh

Amendment”), dated as of December 1, 2023 (the “Seventh Amendment Effective Date”), is entered into by and among JILL ACQUISITION LLC, a Delaware limited liability company (the “Company”), J. JILL GIFT CARD SOLUTIONS, INC., a Florida corporation (“Gift Card Solutions” and, together with the Company, the “Borrowers”), J.JILL, INC., a Delaware corporation, as successor to JJill Holdings, Inc. and Jill Intermediate LLC (as replacement “Parent” of Jill Holdings LLC) (“Parent”), the Lenders party hereto and CIT FINANCE LLC, as the Administrative Agent and Collateral Agent (in such capacities, the “Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the ABL Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers, Parent, the Agent and the other parties thereto are parties to that certain ABL Credit Agreement, dated as of May 8, 2015 (as amended by Amendment No. 6 to ABL Credit Agreement, dated as of May 10, 2023, Amendment No. 5 to ABL Credit Agreement dated as of April 15, 2022, Amendment No. 4 to ABL Credit Agreement and Waiver dated as of September 30, 2020, Amendment No. 3 to ABL Credit Agreement dated as of June 12, 2019, Amendment No. 2 to ABL Credit Agreement dated as of August 22, 2018, and Amendment No. 1 to ABL Credit Agreement dated as of May 27, 2016 (the “ABL Credit Agreement”) and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended ABL Credit Agreement”); and

WHEREAS, in connection with the foregoing, the Agent, the Lenders (constituting the Required Lenders) and the Borrowers have agreed to the making of certain amendments to, and certain waivers in respect of, the ABL Credit Agreement, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I.
Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Amended ABL Credit Agreement.
II.
Amendments to ABL Credit Agreement. Subject to the satisfaction of the conditions set forth in Section III.E hereof, on and as of the Seventh Amendment Effective Date, the parties hereto agree that the terms and provisions of the ABL Credit Agreement are hereby amended as follows:
A.
Section 1.1 of the ABL Credit Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

“In Transit Inventory Reserve Amount” shall mean (a) at all times during an In Transit Inventory Reserve Period, an amount equal to

$500,000, and (b) at all other times, an amount equal to $0.

“In Transit Inventory Reserve Period” means a period

(a)
commencing on the date that Excess Availability is less than

$5,000,000, and (b) continuing through and including the first day after such date that Excess Availability has equaled or exceeded

$5,000,000, as determined by the Administrative Agent in its Permitted Discretion, following the date of delivery to the Administrative Agent of a Borrowing Base Certificate required by Section 9.01(f).

B.
Borrowing Base. The definition of “Borrowing Base” in Section 1.1 of the ABL Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Borrowing Base” shall mean, as of any date of calculation, the amount, calculated pursuant to the Borrowing Base Certificate most recently delivered to the Administrative Agent in accordance with Section 9.01(f) (but as modified as provided below in this definition), equal to, without duplication:

(a)
the Eligible Credit Card Receivables Advance Rate Percentage of the net amount of Eligible Credit Card Receivables at such time, plus
(b)
85% of the net book value of Eligible Accounts at such time, plus
(c)
the lesser of (A) 100% of the Value of Eligible Inventory at such time and (B) the Eligible Inventory NOLV Advance Rate Percentage of the Net Orderly Liquidation Value of Eligible Inventory at such time, plus
(d)
the least of (A) 100% of the Value of Eligible In Transit Inventory at such time, (B) the Eligible Inventory NOLV Advance Rate Percentage of the Net Orderly Liquidation Value of Eligible In Transit Inventory at such time and (C) the In Transit Maximum Amount, minus
(e)
the In Transit Inventory Reserve Amount, minus
(f)
the sum of Reserves then established by the Administrative Agent, as may be modified, amended, eliminated or established from time to time by the Administrative Agent in its Permitted Discretion.

Each of the Administrative Agent and the Collateral Agent shall have the right (but not the obligation) to review such computations and if, in its Permitted Discretion, such computations have not been calculated in accordance with the terms of this Agreement, each of the Administrative Agent and the Collateral Agent shall have the right to correct any such errors. Without limiting the foregoing, assets which are acquired by one or more Borrowers pursuant to one or more Permitted Acquisitions (or owned by Borrowers that are acquired under one or more Permitted Acquisitions) but for which the Administrative Agent shall not have received an acceptable appraisal and/or field examination with respect to such assets, as applicable, may be included in the Borrowing Base as of the time of such Permitted Acquisition (subject to such Reserves as may be established from time to time by the Administrative Agent with respect thereto in its Permitted Discretion) until the 30th day after the time of such Permitted Acquisition so long as (x) Borrowers and the Administrative Agent reasonably believe in good faith that such assets do not otherwise fail to satisfy the criteria contained in the respective defined terms above, and (y) the aggregate amount of such assets that are included in the Borrowing Base under this paragraph does not at any time exceed $1,000,000.”

C.
Eligible In Transit Inventory. Clause (d)(iii) of the definition of “Eligible In Transit Inventory” in Section 1.1 of the ABL Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(iii) is the subject of a non-negotiable bill of lading, non- negotiable sea waybill or other similar shipping document governed by the laws of a state within the United States (each a “Non-Negotiable Document”) that (A) is consigned to a Borrower, and (B) is issued by the carrier (including a non-vessel operating common carrier) in possession of the inventory that is subject to such non-negotiable document and, if requested by the Administrative Agent following the occurrence and during the continuance of an Event of Default, to which a Carrier Notice has been delivered;”

III.
Miscellaneous Provisions.
A.
Representations and Warranties.
1.
Each Credit Party has the company power and authority to execute, deliver and perform the terms and provisions of this Seventh Amendment and has taken all necessary company action to authorize the execution, delivery and performance by it of this Seventh Amendment. Each Credit Party has duly executed and delivered this Seventh

Amendment, and this Seventh Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

2.
None of the execution, delivery or performance by any Credit Party of this Seventh Amendment, nor compliance by it with the terms and provisions thereof, will (a) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (b) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except Permitted Liens) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries, except with respect to any violation or conflict referred to in clauses (a) and (b) to the extent that such violation or conflict could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
3.
No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Seventh Amendment Effective Date and which remain in full force and effect on the Seventh Amendment Effective Date) or exemption by, any Governmental Authority or third party is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (a) the execution, delivery and performance by the Credit Parties of this Seventh Amendment or (b) the legality, validity, binding effect or enforceability of this Seventh Amendment which in the case of clauses (a) and (b), if not obtained, could reasonably be expected to result in a Material Adverse Effect.
4.
There are no actions, suits or proceedings pending or, to the knowledge of Parent and the Borrowers, threatened (a) with respect this Seventh Amendment or

(b) that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

B.
This Seventh Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the ABL Credit Agreement or any other Credit Document.
C.
This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. The parties hereto agree that delivery of an executed counterpart of a signature page to this Seventh Amendment by telefacsimile or in ‘.PDF’ format by electronic mail shall be effective as delivery of an original executed counterpart of this Seventh Amendment.

D.
This Seventh Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.
E.
The effectiveness of this Seventh Amendment shall be subject to the satisfaction or waiver by the Agent of the following conditions precedent:
1.
Executed Seventh Amendment. Receipt by the Agent of counterparts of this Seventh Amendment, duly executed by each of the Borrowers, Parent, each other Credit Party and the Agent, which shall have been delivered (by way of electronic transmission) to the Agent.
2.
Payment of Costs and Expenses. Receipt by the Agent of any fees, costs and expenses to the extent invoiced.
3.
No Default; Representations and Warranties. On the Seventh Amendment Effective Date (after giving effect to the Seventh Amendment) (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties contained in the ABL Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Seventh Amendment Effective Date (it being understood and agreed that

(i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

F.
Each Credit Party hereby acknowledges that it has read this Seventh Amendment and consents to the terms hereof and further hereby affirms, confirms, represents, warrants and agrees that (1) notwithstanding the effectiveness of this Seventh Amendment, the obligations of such Credit Party under each of the Credit Documents to which it is a party shall not be impaired and each of the Credit Documents to which such Credit Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (2) after giving effect to this Seventh Amendment, (a) neither the amendment of the ABL Credit Agreement or any other Credit Document effected pursuant to this Seventh Amendment nor the execution, delivery, performance or effectiveness of this Seventh Amendment or any other Credit Document shall impair the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents (as in effect immediately prior to the Seventh Amendment Effective Date, the “Existing Security Documents”) and such Liens shall continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (b) in the case of any Guarantor, its guaranty, as and to the extent provided in the Guaranty, shall continue in full force and effect in respect of the

Obligations under the Amended ABL Credit Agreement, as amended by this Seventh Amendment, and the other Credit Documents; and (3) the position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Existing Security Documents, and the ability of the Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected by modification of the ABL Credit Agreement effected pursuant to this Seventh Amendment or by the execution, delivery, performance or effectiveness of this Seventh Amendment.

G.
From and after the Seventh Amendment Effective Date, (1) all references in the ABL Credit Agreement and each of the other Credit Documents to the ABL Credit Agreement shall be deemed to be references to the Amended ABL Credit Agreement and (2) the Seventh Amendment shall be considered a “Credit Document” under the Amended ABL Credit Agreement.
H.
In consideration of the agreements of the Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby remises, releases and forever discharges the Agent, each Lender and their respective directors, officers, partners, shareholders, trustees, employees, agents, representatives, attorneys, Affiliates, Subsidiaries, successors and assigns, and any of them (collectively, the “Released Parties”), from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses (each, a “Claim”) whatsoever of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Fourth Amendment that relate, directly or indirectly, to the Credit Documents, other than any such Claim that arises hereafter from the gross negligence, bad faith or willful misconduct of any Released Party as determined by a final, non-appealable judgment by a court of competent jurisdiction.

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AGENT AND LENDER

CIT FINANCE LLC,

as Administrative Agent, Collateral Agent and sole Lender

By:

Name: Robert L. Klein

Title: Managing Director

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Seventh Amendment as of the date first above written.

CREDIT PARTIES:

JILL ACQUISITION LLC,

as a Borrower

By: /s/ Mark Webb

Name: Mark Webb

Title: Executive Vice President

J. JILL GIFT CARD SOLUTIONS, INC.,

as a Borrower

By: /s/ Mark Webb

Name: Mark Webb

Title: Executive Vice President

J.JILL, INC.,

as a Guarantor

By: /s/ Mark Webb

Name: Mark Webb

Title: Executive Vice President